SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 4, 2003

Date of Report (Date of earliest event reported)

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-23818 (Commission File No.)	93-1135197 (IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon 97116

(Address of principal executive offices, including Zip Code)

503-359-9300

(Registrant’s telephone number, including area code)

Item 5.	Other Events

On September 4, 2003, Merix Corporation issued a press release announcing preliminary results for the first quarter of fiscal 2004 ended August 30, 2003 and plans to open its Wood Village manufacturing facility. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Merix Corporation Press Release dated September 4, 2003.

Item 12.	Results of Operations and Financial Condition

On September 4, 2003, Merix Corporation issued a press release announcing preliminary results for the first quarter of fiscal 2004 ended August 30, 2003 and plans to open its Wood Village manufacturing facility. The press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003	/s/ JANIE S. BROWN

Janie S. Brown Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Merix Corporation Press Release dated September 4, 2003.